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                                                                    EXHIBIT 23.7

                       [MCDANIEL & ASSOCIATES LETTERHEAD]


                 CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND
                                   GEOLOGISTS


Dear Sirs:

We hereby consent to the incorporation by reference of our Firm's name in the Annual Report on Form 10-K of Ocean Energy Inc., and subsidiaries for the year ended December 31, 1998, into the Company's Registration Statement on Form S-8 to which this consent is an exhibit.


Sincerely,

MCDANIEL & ASSOCIATES CONSULTANTS LTD.


/s/ P.A. WELCH
------------------
P.A. Welch, P. Eng.
Vice President


Calgary, Alberta
Dated: May 10, 1999